UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14C INFORMATION

             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

Check the appropriate box:

[X]   Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]   Definitive Information Statement


                               SWISS MEDICA, INC.
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

      1) Title of each class of securities to which transaction applies:

      2) Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

      4) Proposed maximum aggregate value of transaction:

      5) Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing Party:

      4) Date Filed:

                              INFORMATION STATEMENT
                                       OF
                               SWISS MEDICA, INC.
         375 Britannia Rd . East, Unit B, Mississauga, Ontario, L4Z 3E2


We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

This Information Statement is first being furnished on or about September __, 2006 to the holders of record as of the close of business on September __, 2006 of the common stock of SWISS MEDICA, INC. ("Swiss Medica" or the "Company").

Our Board of Directors has approved, and stockholders owning an aggregate of 2,000,000 shares of Class B common stock and 10,498,609 shares of Class A common stock outstanding as of the Record Date (or 54.8% of the outstanding stockholder votes) have consented in writing to the following actions:

      1. To authorize the Company to effect a reverse stock split of the Company's common stock at a ratio to be later determined by the Board of Directors of at least 1-for-2 but no greater than 1-for-10; and

      2. To approve the 2006 Equity Incentive Plan.

      As of the Record Date, there were 2,000,000 shares of Class B common stock outstanding, and 102,001,828 shares of Class A common stock outstanding. In accordance with Article V of our Certificate of Incorporation, the holders of Class A Common Stock are entitled to one vote per share on all matters to be voted on by the Corporation's stockholders, while the holders of Class B Common Stock are entitled to fifty votes per share on all matters to be voted on by the Corporation's stockholders. As a result, shares constituting 110,498,609 votes out of a total of 202,001,828 outstanding votes have consented to the actions described herein. Therefore, such approval and consent constitute the approval and consent of a majority of the total number of shares of outstanding voting common stock and are sufficient under the Delaware General Corporations Law (the "DGCL"), our Certificate of Incorporation and Bylaws to approve the action. Accordingly, the action will not be submitted to the other stockholders of Swiss Medica for a vote. This Information Statement is being furnished to stockholders to provide you with certain information concerning the actions in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C.

                          ACTION BY BOARD OF DIRECTORS
                                       AND
                             CONSENTING STOCKHOLDERS

GENERAL

Swiss Medica will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. Swiss Medica will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of Swiss Medica's common stock.

Swiss Medica will only deliver one Information Statement to multiple security holders sharing an address unless Swiss Medica has received contrary instructions from one or more of the security holders. Upon written or oral request, Swiss Medica will promptly deliver a separate copy of this Information Statement and any future annual reports and information statements to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and any future annual reports and information statements to any security holder or holders sharing an address to which multiple copies are now delivered. You should direct any such requests to the following address:

SWISS MEDICA, INC.
375 Britannia Rd . East, Unit B
Mississauga, Ontario, L4Z 3E2
(905) 501-0553
Attn: Bruce Fairbairn

INFORMATION ON CONSENTING STOCKHOLDERS

      Pursuant to our Bylaws and the DGCL, a vote by the holders of at least a majority of our outstanding voting shares is required to effect the action described in this Information Statement. Each share of Class A common stock is entitled to one vote and each share of Class B common stock is entitled to fifty votes. As of the Record Date, we had 102,001,828 shares of Class A common stock and 2,000,000 shares of Class B common stock issued and outstanding. A majority of such voting shares in favor of the action are required to pass the stockholder resolution for this action.

      Of the common stock outstanding and entitled to vote on the Record Date, 54.8%% of such shares were voted in favor of the action.

      The following stockholders voted in favor of the actions, pursuant to DGCL
Section 242, as follows:

                                                                                Percentage
                                                  Shares Beneficially           of Voting
Name                    Affiliation               Held                          Stock
-----------------       --------------------      --------------------------    ----------
Raghunath Kilambi       Chief Executive           2,000,000 Class B Common      50.8%
                        Officer and Director      2,359,451 Class A Common

Grant Johnson           President and             4,511,870 Class A Common      2.2%
                        Director

Bryson Farrill          Director                  900,000 Class A Common        *

Azim Fancy              Director                  566,860 Class A Common        *

Ronald Springer         Director                  1,080,000 Class A Common      *

Charles Orr             Director                  650,505 Class A Common        *

Sam Halim               Director                  429,923 Class A Common        *


Total                                             2,000,000 Class B Common      54.8%
                                                  10,498,609 Class A Common

* Less than one percent.


INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

None

PROPOSALS BY SECURITY HOLDERS

None

DISSENTERS' RIGHT OF APPRAISAL

None

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of July 26, 2006, certain information regarding the ownership of Swiss Medica's capital stock by each director and executive officer of Swiss Medica, each person who is known to Swiss Medica to be a beneficial owner of more than 5% of any class of Swiss Medica's voting stock, and by all officers and directors of Swiss Medica as a group. Unless otherwise indicated below, to Swiss Medica's knowledge, all persons listed below have sole voting and investing power with respect to their shares of capital stock, except to the extent authority is shared by spouses under applicable community property laws.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of all classes of Swiss Medica common stock subject to options, warrants or convertible securities exercisable or convertible within 60 days of July 26, 2006 are deemed outstanding for computing the percentage of the person or entity holding such options, warrants or convertible securities but are not deemed outstanding for computing the percentage of any other person, and is based on 102,001,828 and 2,000,000 shares of Class A Common Stock and Class B Common Stock, respectively, issued and outstanding as of July 26, 2006.

Title of Class    Name and Address                                     Amount and Nature          Percent
of Common Stock   Of Beneficial Owners (1) (2)                         Of Beneficial Ownership    Of Class
---------------   -------------------------------------------------    -----------------------    --------
Class A           Raghunath Kilambi (3)                                       3,089,451              3.0%
Class A           Grant Johnson (5)                                           5,391,870              5.3%
Class A           Bruce Fairbairn (6)                                           785,000                 *
Class A           Azim Fancy                                                    566,860                 *
Class A           Bryson Farrill (7)                                          1,100,000              1.1%
Class A           Ronald Springer                                             1,080,000              1.1%
Class A           Charles Orr                                                   650,505                 *
Class A           Sam Halim (8)                                                 429,923                 *
Class B (4)       Raghunath Kilambi                                           2,000,000
Class A           All officers and directors as a group (8 persons)          13,093,609             12.8%
                  (9)
Class B           All officers and directors as a group (8 persons)           2,000,000            100.0%
                  (4)

------------
(1) Unless otherwise noted, the address for each of the named beneficial owners and directors and officers is 375 Britannia Rd . East, Unit B, Mississauga, Ontario, L4Z 3E2.

(2) Included in this calculation are shares deemed beneficially owned by virtue of the individual's right to acquire them within 60 days of the date of this report that would be required to be reported pursuant to Rule 13d-3 of the Securities Exchange Act of 1934.

(3) Includes shares underlying options to purchase 730,000 shares of Class A common stock.

(4) Each Class B Share is entitled to vote as 50 shares of Class A Common Stock, and may be converted to Class A Common Stock at a ratio of 5:1.

(5) Includes shares underlying options to purchase 880,000 shares of common stock

(6) Includes shares underlying options to purchase 175,000 shares of common stock.


(7) Includes shares underlying options to purchase 200,000 shares of common stock.

(8) Includes 54,923 shares held by North American Physicians Inc., a company controlled by Mr. Halim.

(9) Includes shares underlying options to purchase 1,985,000 shares of common stock.

CHANGE IN CONTROL

None.

NOTICE TO STOCKHOLDERS OF ACTION APPROVED BY CONSENTING STOCKHOLDERS

The following action was taken based upon the unanimous recommendation of Swiss Medica's Board of Directors (the "Board") and the written consent of the consenting stockholders as set forth in Exhibit A:

                                    ACTION 1
                               REVERSE STOCK SPLIT

                         APPROVAL OF REVERSE STOCK SPLIT

      The stockholders holding the necessary number of voting Company securities have already approved a proposal to permit us to amend our Certificate of Incorporation to effect a reverse stock split of the Common Stock (including both Class A and Class B common stock at the same reverse stock split ratio) at a ratio to be determined by the Board within twelve months from the date of the written consent. As a result of this stockholder consent, the Board will have the sole discretion to elect, as it determines to be in our best interests, whether or not to effect the reverse stock split and, if so, the specific ratio to be used, and the exact timing of the reverse stock split. Upon implementation of the reverse stock split, a number of shares of outstanding Common Stock, ranging from 2 to 10 shares, will be automatically converted into one share of Common Stock. The board believes that a Reverse Stock Split is an effective means of increasing the per-share market price of our common stock in order to achieve the minimum per share stock price necessary to qualify for listing on a senior exchange such as the Nasdaq Capital Market.

      In deciding whether to implement the reverse stock split and the ratio to be used, the Board will consider, among other things, (i) the market price of our Common Stock at such time, (ii) the number of shares that will be outstanding after the split, (iii) the stockholders' equity at such time, (iv) the shares of Common Stock available for issuance in the future, and (v) the nature of our operations. The reverse stock split would only become effective upon filing a Certificate of Amendment to our Certificate of Incorporation (the "Certificate of Amendment"). The form of Certificate of Amendment to effect the reverse stock split is attached to this Information Statement as Annex A and the following discussion is qualified in its entirety by the full text of the Certificate of Amendment.

      For purposes of this filing, references to "Common Stock" shall mean the Company's publicly-traded Class A common stock unless the context indicates otherwise. However, as stated earlier, the reverse stock split will affect all of the Company's common stock, including Class B common stock. Class B common stock will be split in the same reverse stock split ratio as the Class A common stock.

PURPOSES OF THE REVERSE STOCK SPLIT

      Reverse stock split generally cause the stock price per share to rise because there are less outstanding common shares that represent the entire equity of the Company. An increased stock price may encourage investor interest and improve the marketability and liquidity of our Common Stock. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. The Board believes that the anticipated higher market price resulting from a reverse stock split may reduce, to some extent, the negative effects on the liquidity and marketability of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

      The Board believes that stockholder approval of a range of exchange ratios (rather than a fixed exchange ratio) provides us with the flexibility to achieve the desired results of the reverse stock split. The Board would effect a reverse stock split only upon the Board's determination that a reverse stock split would be in our best interests following the distribution of this Information Statement to Company stockholders and lapse of the applicable waiting period in accordance with federal securities laws. If the Board were to effect a reverse stock split, the Board would set the timing for such a split and select the specific ratio within the range set forth herein. No further action on the part of stockholders is required to either implement or abandon the reverse stock split. If the Board determines to implement the reverse stock split, we would communicate to the public, prior to the effective date of the reverse split, additional details regarding the reverse split, including the specific ratio the Board selects. If the Board does not implement the reverse stock split within 12 months from the Special Meeting, the authority granted in this proposal to implement the reverse stock split will terminate. The Board reserves its right to elect not to proceed, and to abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in our best interests.

POTENTIAL RISKS OF THE REVERSE STOCK SPLIT

      If the Board were to effect a reverse stock split, there can be no assurance that the bid price of the Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse stock split. For example, based on the closing price on the OTC Bulletin Board of our Common Stock on July 19, 2006 of $0.11 per share, if the Board decided to implement a reverse stock split at a ratio of 1-for-10, there can be no assurance that the post-split market price of our Common Stock would be $1.10 or greater. Accordingly, the total market capitalization of our Common Stock after the proposed reverse stock split may be lower than the total market capitalization before the proposed reverse stock split.

      Additionally, the liquidity of our Common Stock could be affected adversely by the reduced number of shares outstanding after the reverse stock split. Although the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the decreased liquidity that may result from having fewer shares outstanding may not be offset by increased investor interest in our Common Stock.

PRINCIPAL EFFECTS OF A REVERSE STOCK SPLIT

      Common Stock

      Our Common Stock is currently registered under Section 12(g) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. No reverse stock split within the range of ratios proposed will affect the registration of our Common Stock under the Exchange Act. Our Common Stock is currently quoted on the OTC Bulletin Board under the symbol "SWME."

      After the effective date of any reverse stock split, each stockholder will own fewer shares of our Common Stock. However, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interests in us, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share as described below. Proportionate voting rights and other rights and preferences of the holders of our Common Stock will not be affected by the reverse stock split other than as a result of the payment of cash in lieu of fractional shares. Further, the number of stockholders of record will not be affected by the reverse stock split, except to the extent that any stockholder holds only a fractional share interest and receives cash for such interest after the reverse stock split, as discussed below.

      A reverse stock split is likely to result in some stockholders owning "odd-lots" of fewer than 100 shares of Common Stock. Brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions on "round-lots" of even multiples of 100 shares. A reverse stock split would not change the number of authorized shares of the Common Stock as designated by our Certificate of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under our authorized pool of Common Stock would increase.

      These additional shares of Common Stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for Common Stock. We believe that the availability of the additional shares will provide us with the flexibility to meet business needs as they arise and to take advantage of favorable opportunities. If we issue additional shares for any of these purposes, the ownership interest of our current stockholders would be diluted. Although we continually examine potential acquisitions of companies or assets or other favorable opportunities, there are no current plans or arrangements to issue any additional shares of our Common Stock for such purposes, other than in connection with our currently contemplated underwritten public offering.

      This proposal has been prompted solely by the business considerations discussed in the preceding paragraphs. Nevertheless, the additional shares of Common Stock that would become available for issuance if a reverse stock split is effected could also be used by the Company's management to oppose a hostile takeover attempt or delay or prevent changes in control or changes in or removal of management, including transactions that are favored by a majority of the stockholders or in which the stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board could sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. The Board is not aware of any pending takeover or other transactions that would result in a change in control of the Company, and the proposal was not adopted to thwart any such efforts.

      Options and Warrants

      In addition, all outstanding options and warrants to purchase shares of our Common Stock would be adjusted as a result of any reverse stock split, as required by the terms of those securities. In particular, the number of shares issuable upon the exercise of each instrument would be reduced, and the exercise price per share, if applicable, would be increased, in accordance with the terms of each instrument and based on the ratio of the reverse stock split. Also, the number of shares reserved for issuance under our existing stock option and equity incentive plans would be reduced proportionally based on the ratio of the reverse stock split.

      Fractional Shares

      No fractional shares of our Common Stock will be issued as a result of the proposed reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the exchange ratio will have such fractional share rounded up to the nearest whole share.

      Implementation and Exchange of Stock Certificates

      If our Board decides to effectuate a reverse stock split, we will file an amendment to our Certificate of Incorporation with the Delaware Secretary of State. The reverse stock split will become effective at the time specified in the amendment, which we expect to be the next business day after the filing of the amendment, and which we refer to as the effective date.

      As of the effective date of the reverse stock split, each certificate representing shares of our Common Stock before the reverse stock split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of our Common Stock resulting from the reverse stock split, except that holders of unexchanged shares would not be entitled to receive any dividends or other distributions payable by the Company after the effective date until they surrender their old stock certificates for exchange. All shares underlying options and warrants and other securities would also be automatically adjusted on the effective date.

      Our transfer agent, Atlas Stock Transfer, is expected to act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, stockholders and holders of securities exercisable for our Common Stock would be notified of the effectiveness of the reverse stock split. Stockholders of record would receive a letter of transmittal requesting them to surrender their old stock certificates for new stock certificates reflecting the adjusted number of shares as a result of the reverse stock split. Persons who hold their shares in brokerage accounts or "street name" would not be required to take any further actions to effect the exchange of their shares. No new certificates would be issued to a stockholder until such stockholder has surrendered any outstanding certificates together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the ratio of the reverse stock split. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

NO APPRAISAL RIGHTS

      In connection with the approval of the reverse stock split, stockholders of the Company will not have a right to dissent and obtain payment for their shares under Delaware law or our Certificate of Incorporation or bylaws.

TAX CONSEQUENCES

      The following discussion sets forth the material United States federal income tax consequences that management believes will apply to us and our stockholders who are United States holders at the effective time of the reverse stock split. This discussion does not address the tax consequences of transactions effectuated prior to or after the reverse stock split, including, without limitation, the tax consequences of the exercise of options, warrants or similar rights to purchase stock. Furthermore, no foreign, state or local tax considerations are addressed herein. For this purpose, a United States holder is a stockholder that is: (i) a citizen or resident of the United States, (ii) a domestic corporation, (iii) an estate whose income is subject to United States federal income tax regardless of its source, or (iv) a trust if a United States court can exercise primary supervision over the trust's administration and one or more United States persons are authorized to control all substantial decisions of the trust.

EACH STOCKHOLDER IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

      No gain or loss should be recognized by a stockholder upon his or her exchange of pre-reverse stock split shares for post-reverse stock split shares. The aggregate tax basis of the post-reverse stock split shares received in the reverse stock split (including any fraction of a new share deemed to have been received) will be the same as the stockholder's aggregate tax basis in the pre-reverse stock split shares exchanged therefor. The stockholder's holding period for the post-reverse stock split shares will include the period during which the stockholder held the pre-reverse stock split shares surrendered in the reverse stock split.

      We should not recognize any gain or loss as a result of the reverse stock split.

                                    ACTION 2
                     ADOPTION OF 2006 EQUITY INCENTIVE PLAN

      On July 26, 2006, the Registrant's Board of Directors and consenting stockholders adopted a resolution approving the 2006 Equity Incentive Plan under which 15,000,000 (on a pre-reverse stock split basis) shares of the Company's Class A common stock will be reserved for issuance (15.0% of the outstanding shares as of July 26, 2006 on a fully-diluted basis) ("2006 Equity Incentive Plan"). No options have been granted under the 2006 Equity Incentive Plan to date. The Company's Board of Directors will determine the amount, timing and vesting conditions related to all potential grants to employees, officers or directors under the 2006 Equity Incentive Plan. No equity Incentive Plan options for employees or Directors have been granted since October 2004 and April 2005 when 3,431,098 and 168,902 options, respectively, were granted under the Company's 2003 Equity Incentive Plan.

DESCRIPTION OF THE 2006 EQUITY INCENTIVE PLAN

      The following is a description of the purpose and certain of the provisions of the 2006 Equity Incentive Plan. The summary is qualified in its entirety by reference to the complete text of the 2006 Equity Incentive Plan, which is attached hereto as Annex B.

Description of the Plan

      The Purpose of the Plan. The purpose of this Plan is to provide incentives to attract, retain and motivate eligible employees, directors and consultants whose present and potential contributions are important to the success of the Company, and its subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of options and stock bonuses. Each option shall be designated at the time of grant as either an incentive stock option (an "ISO") or as a non-qualified stock option (a "NQSO").

      The Board of Directors believes that the ability to grant stock options employees which qualify for ISO treatment provides an additional material incentive to certain key employees. The Internal Revenue Code requires that ISOs be granted pursuant to an option plan that receives stockholder approval within one year of its adoption. The Company adopted the Plan in order to comply with this statutory requirement and preserve its ability to grant ISOs.

      The benefits to be derived from the Plan, if any, are not quantifiable or determinable.

      Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company, or by any committee that the Company may in the future form and to which the Board of Directors may delegate the authority to perform such functions (in either case, the "Administrator"). The Board of Directors shall appoint and remove members of the committee in its discretion in accordance with applicable laws. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and
Section 162(m) of the Internal Revenue Code (the "Code"), the committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code. Notwithstanding the foregoing, the Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper and the Board of Directors, in its absolute discretion, may at any time and from time to time exercise any and all rights and duties of the Administrator under the Plan.

      Subject to the other provisions of the Plan, the Administrator shall have the authority, in its discretion: (i) to grant options or stock bonuses; (ii) to determine the fair market value of the Common Stock subject to options; (iii) to determine the exercise price of options granted; (iv) to determine the persons to whom, and the time or times at which, options shall be granted, and the number of shares subject to each option; (v) to interpret the Plan; (vi) to prescribe, amend, and rescind rules and regulations relating to the Plan; (vii) to determine the terms and provisions of each option granted (which need not be identical), including but not limited to, the time or times at which options shall be exercisable; (viii) with the consent of the optionee, to modify or amend any option; (ix) to defer (with the consent of the optionee) the exercise date of any option; (x) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an option; and (xi) to make all other determinations deemed necessary or advisable for the administration of the Plan. The Administrator may delegate non-discretionary administrative duties to such employees of the Company as it deems proper.

      Shares of Stock Subject to the Plan. Subject to the conditions outlined below, the total number of shares of stock which may be issued under options granted or stock issued pursuant to the Plan shall not exceed 15,000,000 shares of Common Stock, $.001 par value per share.

      The number of shares of Common Stock subject to options granted or stock awarded pursuant to the Plan may be adjusted under certain conditions. If the stock of the Company is changed by reason of a stock split, reverse stock split, stock dividend, recapitalization, combination or reclassification, appropriate adjustments shall be made by the Board of Directors in (i) the number and class of shares of stock subject to the Plan, and (ii) the exercise price of each outstanding option or stock grant; provided, however, that the Company shall not be required to issue fractional shares as a result of any such adjustments. Each such adjustment shall be subject to approval by the Board of Directors in its sole discretion.

      In the event of the proposed dissolution or liquidation of the Company and to the extent not previously exercised, all options will terminate immediately prior to the consummation of such proposed action; provided, however, that the Administrator, in the exercise of its sole discretion, may permit exercise of any options prior to their termination, even if such options were not otherwise exercisable. In the event of a merger or consolidation of the Company with or into another corporation or entity in which the Company does not survive, or in the event of a sale of all or substantially all of the assets of the Company in which the Company stockholders receive securities of the acquiring entity or an affiliate thereof, all options may be assumed or equivalent options shall be substituted by the successor corporation (or other entity) or a parent or subsidiary of such successor corporation (or other entity); provided, however, that if such successor does not agree to assume the options or to substitute equivalent options therefor, the Administrator, in the exercise of its sole discretion, may permit the exercise of any of the options prior to consummation of such event, even if such options were not otherwise exercisable.

      Participation. Every person who at the date of grant of an option is an employee or consultant of the Company or of any affiliate of the Company is eligible to receive NQSOs or ISOs under the Plan. Every person who at the date of grant is a consultant to, or non-employee director of, the Company is eligible to receive NQSOs under the Plan. The term "employee" includes an officer or director who is an employee of the Company. The term "consultant" includes persons employed by, or otherwise affiliated with, a consultant.

      Option Price. The exercise price of a NQSO shall be not less than 85% of the fair market value of the stock subject to the option on the date of grant. To the extent required by applicable laws, rules and regulations, the exercise price of a NQSO granted to any person who owns, directly or by attribution under the Code (currently Section 424(d)), stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "10% Stockholder") shall in no event be less than 110% of the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO shall be determined in accordance with the applicable provisions of the Code and shall in no event be less than the fair market value of the stock covered by the option at the time the option is granted. The exercise price of an ISO granted to any 10% Stockholder shall in no event be less than 110% of the fair market value of the stock covered by the Option at the time the Option is granted.

      Term of the Options. The Administrator, in its sole discretion, shall fix the term of each option, provided that the maximum term of an option shall be ten years. ISOs granted to a 10% Stockholder shall expire not more than five years after the date of grant. The Plan provides for the earlier expiration of options in the event of certain terminations of employment of the holder.

      Restrictions on Grant and Exercise. Except with the express written approval of the Administrator which approval the Administrator is authorized to give only with respect to NQSOs, no option granted under the Plan shall be assignable or otherwise transferable by the optionee except by will or by operation of law. During the life of the optionee, an option shall be exercisable only by the optionee.

      Termination of the Plan. The Plan shall terminate within ten years from the date of its adoption by the Board of Directors.

      Termination of Employment. If for any reason other than death or permanent and total disability, an optionee ceases to be employed by the Company or any of its Affiliates (such event being called a "Termination"), options held at the date of Termination (to the extent then exercisable) may be exercised in whole or in part at any time within three months of the date of such Termination, or such other period of not less than thirty days after the date of such Termination as is specified in the Option Agreement or by amendment thereof (but in no event after the expiration date of the option (the "Expiration Date")); provided, however, that if such exercise of the option would result in liability for the optionee under Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which optionee has any liability under Section 16(b) (but in no event after the Expiration Date). If an optionee dies or becomes permanently and totally disabled (within the meaning of Section 22(e)(3) of the Code) while employed by the Company or an Affiliate or within the period that the option remains exercisable after Termination, options then held (to the extent then exercisable) may be exercised, in whole or in part, by the optionee, by the optionee's personal representative or by the person to whom the option is transferred by devise or the laws of descent and distribution, at any time within twelve months after the death or twelve months after the permanent and total disability of the optionee or any longer period specified in the Option Agreement or by amendment thereof (but in no event after the Expiration Date) or with the consent of the Administrator. "Employment" includes service as a director or as a consultant. For purposes of the Plan, an optionee's employment shall not be deemed to terminate by reason of sick leave, military leave or other leave of absence approved by the Administrator, if the period of any such leave does not exceed 90 days or, if longer, if the optionee's right to reemployment by the Company or any Affiliate is guaranteed either contractually or by statute.

      Amendments to the Plan. The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of option agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

      Tax Treatment of the Options. Under the Code, neither the grant nor the exercise of an ISO is a taxable event to the optionee (except to the extent an optionee may be subject to alternative minimum tax); rather, the optionee is subject to tax only upon the sale of the Common Stock acquired upon exercise of the ISO. Upon such a sale, the entire difference between the amount realized upon the sale and the exercise price of the option will be taxable to the optionee. Subject to certain holding period requirements, such difference will be taxed as a capital gain rather than as ordinary income. Optionees who receive NQSOs will be subject to taxation upon exercise of such options on the spread between the fair market value of the Common Stock on the date of exercise and the exercise price of such options. This spread is treated as ordinary income to the optionee, and the Company is permitted to deduct as an employee expense a corresponding amount. NQSOs do not give rise to a tax preference item subject to the alternative minimum tax.

      Current Option Issuances. As of June 30, 2006, options to purchase a total of 3,425,000 of common stock were granted under our 2003 Equity Incentive Plan, at exercise prices ranging from $0.10 to $0.25 per share. All options described above have been issued pursuant to the 2003 Equity Incentive Plan which was approved by stockholders holding the requisite number of shares of our common stock necessary to approve the option plan. The following table shows our current stock equity table:

                      EQUITY COMPENSATION PLAN INFORMATION

-----------------------------------------------------------------------------------------------------------------
                                 Number of securities to      Weighted average     Number of securities remaining
                                 be issued upon exercise     exercise price of      available for future issuance
                                 of outstanding options,    outstanding options,      under equity compensation
                                   warrants and rights      warrants and rights      plans (excluding securities
                                                                                      reflected in column (a))

-----------------------------------------------------------------------------------------------------------------
Equity compensation plans               3,130,000                  $0.11                     301,098(2)
approved by security holders
-----------------------------------------------------------------------------------------------------------------
Equity compensation plans not          13,004,675(1)               $0.30                           0
approved by security holders
-----------------------------------------------------------------------------------------------------------------
         Total                         16,134,675                  $0.29                     301,098(2)
-----------------------------------------------------------------------------------------------------------------

(1) Includes warrants granted to consultants in exchange for services rendered.

(2) Equity securities may be issued under the Company's 2003 Equity Incentive Plan or the 2003 Consultant Stock Plan. Pursuant to the terms of the 2003 Equity Incentive Plan, awards may be granted for options (both incentive stock options and non-qualified stock options) and for restricted stock and stock bonuses. Under the 2003 Consultant Stock Plan, awards may be granted to consultants invested or unvested stock. As of July 25, 2006, there were an aggregate of 301,098 Common A Shares reserved for issuance under the Equity Incentive Plan.

                                     ANNEX A

                            CERTIFICATE OF AMENDMENT
                                       TO
                        THE CERTIFICATE OF INCORPORATION
                                       OF
                               SWISS MEDICA, INC.

      Swiss Medica, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

DOES HEREBY CERTIFY:

      1. That the Certificate of Incorporation of the Corporation be amended by inserting the following text at the end of Article Five thereof so that such text shall be and read as follows:

"D. Reverse Stock Split. Each [X*] issued and outstanding share of Class A Common Stock and Class B Common Stock as of the date and time immediately preceding the filing of this Certificate of Amendment (the "Split Effective Date"), shall be combined and converted automatically, without further action, into one (1) fully paid and non-assessable share of Class A or Class B Common Stock (for purposes of this subsection, Class A and Class B Common Stock shall be generically referred to as "Common Stock"), as applicable. In lieu of any fractional shares to which a holder would otherwise be entitled, the Corporation shall [pay cash equal to such fraction multiplied by the fair market value of one share (equal to the average of the closing prices for a share of Common Stock for the last ten (10) trading days immediately prior to the Split Effective Date)] [round up to the next whole share]. Each holder of record of a certificate which immediately prior to the Split Effective Date represents outstanding shares of Common Stock (the "Old Certificates") shall be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate (the "New Certificates") representing the number of whole shares of Common Stock into and for which the shares formerly represented by such Old Certificates so surrendered are exchangeable [plus a cash payment in place of the fractional share equal to the fair market value of the fractional share] [rounded up to the next whole share of Common Stock]. From and after the Split Effective Date, Old Certificates shall represent only the right to receive New Certificates pursuant to the provisions hereof."

      2. That a resolution was duly adopted by unanimous written consent of the directors of the Corporation, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth the above-mentioned amendment to the Certificate of Incorporation and declaring said amendment to be advisable.

      3. That this amendment was duly authorized by written consent of the holders of a majority of the voting stock of the Corporation, said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law by obtaining the affirmative vote of a majority of the outstanding shares of Common Stock of the Corporation.

      IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation has been signed by the Chief Executive Officer of the Corporation this ____ day of __________, 2006.

SWISS MEDICA, INC.

By: ______________________________________
    Raghu Kilambi, Chief Executive Officer

* X shall be a number between 2.0 to 10.0, as determined by the Board. ANNEX B

                               SWISS MEDICA, INC.

                           2006 EQUITY INCENTIVE PLAN

                          As Adopted on August __, 2006

1.    PURPOSE.

      The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, and its Parent and Subsidiaries (if any), by offering them an opportunity to participate in the Company's future performance through awards of Options and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.    DEFINITIONS.

      As used in this Plan, the following terms will have the following meanings:

      "AWARD" means any award under this Plan, including any Option or Stock Bonus.

      "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

      "BOARD" means the Board of Directors of the Company.

      "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

      "CODE" means the Internal Revenue Code of 1986, as amended.

      "COMMITTEE" means the compensation committee comprised of members of the Board of Directors or if none exists, the entire Board of Directors. In the event that the Company establishes such a committee and is required to comply with Rule 16b-3 under the Exchange Act and Section 162(m) of the Code, the Committee shall, in the Board of Director's discretion, be comprised solely of "non-employee directors" within the meaning of said Rule 16b-3 and "outside directors" within the meaning of Section 162(m) of the Code.

      "COMPANY" means Swiss Medica, Inc. or any successor corporation.

      "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Committee.

      "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

      "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:


            (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

            (b) if such Common Stock is quoted on the NASDAQ National Market or the NASDAQ SmallCap Market, its closing price on the NASDAQ National Market or the NASDAQ SmallCap Market, respectively, on the date of determination as reported in The Wall Street Journal;

            (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing prices for the thirty days prior to the date of determination as reported by Bloomberg, L.P.; or

            (d) if none of the foregoing is applicable, by the Committee in good faith.

      "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

      "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

      "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      "PARTICIPANT" means a person who receives an Award under this Plan.

      "PERFORMANCE FACTORS" means the factors selected by the Committee, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

            (a)   Net revenue and/or net revenue growth;

            (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

            (c)   Operating income and/or operating income growth;

            (d)   Net income and/or net income growth;

            (e)   Earnings per share and/or earnings per share growth;

            (f) Total stockholder return and/or total stockholder return growth;

            (g)   Return on equity;

            (h)   Operating cash flow return on income;

            (i)   Adjusted operating cash flow return on income;

            (j)   Economic value added; and

            (k)   Individual business objectives.

      "PERFORMANCE PERIOD" means the period of service determined by the Committee, not to exceed five years, during which years of service or performance is to be measured for Stock Bonuses, if such Awards are restricted.

      "PLAN" means this Swiss Medica, Inc. 2006 Equity Incentive Plan, as amended from time to time.

      "SEC" means the Securities and Exchange Commission.

      "SECURITIES ACT" means the Securities Act of 1933, as amended.

      "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 18, and any successor security.

      "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 7.

      "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

      "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer or director to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Committee may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement or five years if no term is set forth therein. The Committee will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

3.    SHARES SUBJECT TO THE PLAN.

      3.1 Number of Shares Available. Subject to Sections 3.2 and 18, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan shall be 15,000,000 Shares and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan. Notwithstanding the foregoing, 2,000,000 of the 11,000,000 Shares are reserved for issuance to the Company's outside legal counsel.

      3.2 Adjustment of Shares. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Committee.

4.    ELIGIBILITY.

      ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, consultants, officers and directors of the Company or any Parent or Subsidiary of the Company. A person may be granted more than one Award under this Plan.

5.    ADMINISTRATION.

      5.1 Committee Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan. Without limitation, the Committee will have the authority to:

            (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

            (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

            (c) select persons to receive Awards;

            (d) determine the form and terms of Awards;

            (e) determine the number of Shares or other consideration subject to Awards;

            (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

            (g) grant waivers of Plan or Award conditions;

            (h) determine the vesting, exercisability and payment of Awards;

            (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

            (j) determine whether an Award has been earned; and

            (k) make all other determinations necessary or advisable for the administration of this Plan.

      5.2 Committee Discretion. Any determination made by the Committee with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Committee may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.    OPTIONS.

      The Committee may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

      6.1 Form of Option Grant. Each Option granted under this Plan will be evidenced by an Award Agreement which will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "Stock Option Agreement"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

      6.2 Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, unless otherwise specified by the Committee. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

      6.3 Exercise Period. Options may be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines, provided, however, that in all events a Participant will be entitled to exercise an Option at the rate of at least 20% per year over five years from the date of grant, subject to reasonable conditions such as continued employment; and further provided that an Option granted to a Participant who is an officer or director may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company.

      6.4 Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any Option granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 8 of this Plan.

      6.5 Method of Exercise. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding the Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

      6.6 Termination. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

            (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee ("Expiration Date"), with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO); provided, however, that if such exercise of the option would result in liability for the Participant under
Section 16(b) of the Exchange Act, then such three-month period automatically shall be extended until the tenth day following the last date upon which the Participant has any liability under Section 16(b) (but in no event after the Expiration Date).

            (b) If the Participant's service is Terminated because of the Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative) no later than twelve (12) months after the Termination Date (or such longer time period not exceeding five (5) years as may be determined by the Committee, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO).

            (c) Notwithstanding the provisions in paragraph 6.6(a) above, if the Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or a Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

      6.7 Limitations on Exercise. The Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the Participant from exercising the Option for the full number of Shares for which it is then exercisable.

      6.8 Limitations on ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

      6.9 Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefore, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

      6.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

7.    STOCK BONUSES.

      7.1 Awards of Stock Bonuses. A Stock Bonus is an award of Shares for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to a Stock Bonus Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Stock Bonus Agreement (the "Performance Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Committee will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Committee may determine.

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

      7.2 Terms of Stock Bonuses. The Committee will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Committee will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and
(c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Committee shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Committee. The Committee may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

      7.3 Form of Payment. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Committee may determine. Payment of an interest or dividend equivalent (if any) may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Committee will determine.

8.    PAYMENT FOR SHARE PURCHASES.

      Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Committee and where permitted by law:

            (a) by cancellation of indebtedness of the Company to the Participant;

            (b) by surrender of shares that either: (1) have been owned by the Participant for more than one year and have been paid for within the meaning of SEC Rule 144; or (2) were obtained by the Participant in the public market;

            (c) by waiver of compensation due or accrued to the Participant for services rendered;

            (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

            If the Fair Market Value of one share of the Shares is greater than the exercise price (at the date of calculation as set forth below), in lieu of exercising the Option for cash, the Participant may elect to receive shares equal to the value (as determined below) of the Option (or the portion thereof being exercised) by surrender of the Option at the principal office of the Company with the properly endorsed Exercise Agreement in which event the Company shall issue to the Participant a number of Shares computed using the following formula:

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

           X=Y (A-B)
                 A
           ---------

  Where    X =      the number of Shares to be issued to the Participant

           Y= the number of Shares purchasable under the Option or, if only a portion of the Option is being exercised, the portion of the Option being exercised (at the date of such calculation)

           A= the Fair Market Value of one Share (at the date of such calculation)

           B=       Exercise Price

           or

  (e)      by any combination of the foregoing.

9.    WITHHOLDING TAXES.

      9.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

      9.2 Stock Withholding. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Committee may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee and will be in writing in a form acceptable to the Committee.

10.   PRIVILEGES OF STOCK OWNERSHIP.

      10.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are issued pursuant to a Stock Award with restrictions, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Stock Award; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

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

      10.2 Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

11.   NON-TRANSFERABILITY.

      Awards of Shares granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. Awards of Options granted under this Plan, and any interest therein, will not be transferable or assignable by the Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution, by instrument to an inter vivos or testamentary trust in which the options are to be passed to beneficiaries upon the death of the trustor, or by gift to "immediate family" as that term is defined in 17 C.F.R. 240.16a-1(e). During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Committee and set forth in the Award Agreement with respect to Awards that are not ISOs.

12.   REPURCHASE RIGHTS.

      At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all of the unvested Shares held by a Participant following such Participant's Termination Date. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness and the price per share shall be the Participant's Exercise Price or Purchase Price, as applicable.

13.   CERTIFICATES.

      All certificates for Shares or other securities delivered under this Plan will be subject to such stop transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

14.   ESCROW; PLEDGE OF SHARES.

      To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates.

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

15.   EXCHANGE AND BUYOUT OF AWARDS.

      The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Committee may at any time buy from a Participant an Award previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant may agree.

16.   SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

      An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

17.   NO OBLIGATION TO EMPLOY.

      Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

18.   CORPORATE TRANSACTIONS.

      18.1 Assumption or Replacement of Awards by Successor. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 18.1, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this Section 18 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee.

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

      18.2 Other Treatment of Awards. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 18, in the event of the occurrence of any transaction described in Section 18.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

      18.3 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to
Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

19.   ADOPTION AND STOCKHOLDER APPROVAL.

      This Plan will become effective on the date on which it is adopted by the Board (the "Effective Date"). Upon the Effective Date, the Committee may grant Awards pursuant to this Plan. The Company intends to seek stockholder approval of the Plan within twelve (12) months after the date this Plan is adopted by the Board; provided, however, if the Company fails to obtain stockholder approval of the Plan during such 12-month period, pursuant to Section 422 of the Code, any Option granted as an ISO at any time under the Plan will not qualify as an ISO within the meaning of the Code and will be deemed to be an NQSO.

20.   TERM OF PLAN/GOVERNING LAW.

      Unless earlier terminated as provided herein, this Plan will terminate ten
(10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

21.   AMENDMENT OR TERMINATION OF PLAN.

      The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

22.   NONEXCLUSIVITY OF THE PLAN.

      Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

23.   ACTION BY COMMITTEE.

      Any action permitted or required to be taken by the Committee or any decision or determination permitted or required to be made by the Committee pursuant to this Plan shall be taken or made in the Committee's sole and absolute discretion.


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